EXHIBIT 10.7

                  PROMISSORY NOTE FROM FUTUREVEST CORPORATION



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         PROMISSORY NOTE                    Title 11 of the United  States Code
                                             entitled   "Bankruptcy,"   or   any
                                             successor    thereto,     or    the
Principal Amount: US$100,000                 commencement of an involuntary case
Revolving Loan: January 1, 2002              thereunder     which     is     not
                                             controverted  within  10  days  and
                                             dismissed   within  60  days  after
     FOR VALUE RECEIVED, FUTUREVEST          commencement,  or (ii) a proceeding
CORPORATION  with a head  office at          under      any      reorganization,
420 Lincoln  Road,  Suite 301 Miami          arrangement,  adjustment  of  debt,
Beach, FL 33139,  (the "Borrower"),          relief  of  debtors,   dissolution,
promises  to pay to  the  order  of          insolvency   or    liquidation   or
Wilmington Rexford, Inc. a Delaware          similar  law  of  any  jurisdiction
corporation  with a head  office at          whether now or  hereafter in effect
515 SeaBreeze Blvd., Suite 530 Fort          or  the   commencement  of  such  a
Lauderdale,   Florida   33316  (the          proceeding     which     is     not
"Lender"),  on or  before  December          controverted  within  10  days  and
31,  2002 (in  accordance  with the          dismissed   within  60  days  after
terms  and   conditions  set  forth          commencement.
herein)  the  sum  of  ONE  HUNDRED
THOUSAND US DOLLARS ($100,000.00US)               The makers, endorsers, and all
(the  "Principal  Sum"),  in lawful          parties to this Note  hereby  waive
money  of  United  States  together          presentment  and  notice of demand,
with  interest on the Principal Sum          protest  and notice of protest  and
from  the date  that the  Principal          nonpayment of this note.
Sum is advanced to the  Borrower at
the  Interest  Rate  (the  "Loan").               The   makers   and   endorsers
"Interest  Rate"  means six percent          hereby  acknowledge  and agree that
(10%) per annum.                             they shall not be entitled,  at any
                                             time,  to set off any  amounts  due
     This loan shall be a revolving          hereunder,  including  any  accrued
loan and at no time exceed $100,000          but  unpaid  interest  against  any
USD. At any time monies or services          amounts due and owing by FutureVest
will  be  advanced  to   FutureVest          Corporation,   its   successors  or
Corporation  by Wilmington  Rexford          assigns,  to the  Borrower,  or its
and   paid   back   by   FutureVest          successors or assigns.
Corporation
                                                  Payment   of   this   Note  is
     All payments  shall be applied          secured by a first charge debenture
first   to   accrued   and   unpaid          in all assets of Borrower.
interest    due   on   the   unpaid
Principal Sum.                                    Borrower  and  any  guarantors
                                             hereof agree to pay all  reasonable
     The  Borrower  may  repay  the          costs  of   collection,   including
Loan  in  whole  or in  part at any          attorneys'  fees,  paid or incurred
time  prior to  December  31,  2002          by Note  Holder in  enforcing  this
without penalty.                             Note on default.

     The    Lender    may    demand               This  Promissory Note shall be
repayment  of  the  Loan  upon  the          governed  by the laws of the  State
commencement by the Borrower or any          of Florida,  and the parties hereto
direct or  indirect  subsidiary  of          specifically    attorn    to    the
the  Borrower  of  (i) a  voluntary          jurisdiction  of the  Courts in the
case  under                                  State of Florida.


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FUTUREVEST CORPORATION



Per:   /s/ SK
    ------------------------------


Acknowledged and agreed to this 1st
day of January, 2002



/s/ RT
-----------------------------------
Wilmington Rexford, Inc.
Per:  Robert Taylor, President


















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